UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2026
LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska,	Minnesota	55318
(Address of principal executive offices)		(Zip Code)
(952) 368-4300
(Registrant’s telephone number, including area code)
 Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	LFCR	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08     Shareholder Director Nominations.

On August 1, 2025, the Board of Directors (the “Board”) of Lifecore Biomedical, Inc. (the “Company”) approved a change in the Company’s fiscal year that ended on the last Sunday of May to a fiscal year that corresponds with the calendar year, ending on December 31, effective for the fiscal period beginning May 26, 2025 and ending December 31, 2025. As a result of this change, the Company is filing its periodic reports required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with the Securities and Exchange Commission (“SEC”) in accordance with the requirements of a calendar year reporting company, and also currently intends to align its Annual Meetings of Shareholders and related Definitive Proxy Statements on Schedule 14A with the general approach and timing for calendar year reporting companies. Accordingly, on March 5, 2026, the Board established June 4, 2026 as the date of the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”).
Because of this change, the date of the 2026 Annual Meeting will change by more than 30 days from the anniversary of the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), which was held on October 29, 2025. Accordingly, the due dates for the submission of any qualified shareholder proposal or qualified shareholder nominations under applicable SEC rules and our Amended and Restated Bylaws (the “Bylaws”), including pursuant to Rule 14a-8 or Rule 14a-18 of the Exchange Act, or otherwise, must be received by the Company no later than March 16, 2026 and must comply with all of the applicable requirements set forth in the rules and regulations under the Exchange Act, the Bylaws and the applicable laws of the State of Delaware. Notices should be sent to the Company’s Secretary at the following address: Lifecore Biomedical, Inc., Attn: Secretary, 3515 Lyman Blvd., Chaska, MN 55318.
In addition to complying with this deadline, stockholder nominations or proposals intended to be considered for inclusion in the Company’s proxy materials for the 2026 Annual Meeting must also comply with the Bylaws, all applicable rules and regulations promulgated by the SEC under the Exchange Act, including the additional requirements of Rule 14a-19(b) under the Exchange Act, and the applicable laws of the state of Delaware.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 5, 2026

LIFECORE BIOMEDICAL, INC.

By:	/s/ Ryan D. Lake
Ryan D. Lake
Chief Financial Officer